NSAR Series 2

Surviving Fund: LVIP Delaware Bond Fund

SUB-ITEM 77M(I): MERGERS

A special meeting (the “Meeting”) of the shareholders of Jefferson Pilot Variable Fund, Inc. (the “Fund”), on behalf of its portfolio, JPVF High Yield Bond Portfolio (the “Acquired Fund”) was held at One Concord Place, Concord, New Hampshire 03301, at 10:00 a.m. on Thursday, March 15, 2007.

At the Meeting, shareholders approved an Agreement and Plan of Reorganization between the Acquired Fund and the Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of its series, LVIP Delaware Bond Fund (the “LVIP Fund”), whereby the LVIP Fund would acquire all of the assets of the Acquired Fund in exchange for shares of the LVIP Fund to be distributed pro rata by the Acquired Fund to its shareholders in complete liquidation and termination of the Acquired Fund (the “Reorganization”). As a result, effective on or about April 27, 2007, each shareholder of the Acquired Fund became the owner of LVIP Fund shares having a total net asset value equal to the total net asset value of its holdings in the Acquired Fund.

At its meeting on November 13, 2006, the Board of Trustees of the Trust, on behalf of the LVIP Fund, unanimously voted to approve the Reorganization.

The Agreement and Plan of Reorganization for this reorganization is hereby incorporated by reference from the definitive Prospectus/Proxy Statement filed with the SEC on January 29, 2007.

Form N-8f, an Application for Deregistration of Investment Companies, was filed with the SEC on behalf of the Fund on July 26, 2007.

        535390

NSAR Series 3

Surviving Fund: LVIP Janus Capital Appreciation Fund

SUB-ITEM 77M(II): MERGERS

A special meeting (the “Meeting”) of the shareholders of Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of its series, Lincoln VIP Growth Fund (the “Acquired Fund”) was held at 1300 South Clinton Street, Fort Wayne, Indiana 46802, at 9:00 a.m. on Thursday, April 5, 2007.

At the Meeting, shareholders approved an Agreement and Plan of Reorganization between the Acquired Fund and the Trust, on behalf of its series, LVIP Janus Capital Appreciation Fund (the “LVIP Fund”), whereby the LVIP Fund would acquire all of the assets of the Acquired Fund in exchange for shares of the LVIP Fund to be distributed pro rata by the Acquired Fund to its shareholders in complete liquidation and termination of the Acquired Fund (the “Reorganization”). As a result, effective on or about April 27, 2007, each shareholder of the Acquired Fund became the owner of LVIP Fund shares having a total net asset value equal to the total net asset value of its holdings in the Acquired Fund.

At its meeting on November 13, 2006, the Board of Trustees of the Trust, on behalf of the LVIP Fund, unanimously voted to approve the Reorganization.

The Agreement and Plan of Reorganization for this reorganization is hereby incorporated by reference from the definitive Prospectus/Proxy Statement filed with the SEC on January 26, 2007.

        535390

NSAR Series 6

Surviving Fund: LVIP Delaware Growth and Income Fund

SUB-ITEM 77M(III): MERGERS

A special meeting (the “Meeting”) of the shareholders of Jefferson Pilot Variable Fund, Inc. (the “Fund”), on behalf of its portfolio, JPVF Growth Portfolio (the “Acquired Fund”) was held at One Concord Place, Concord, New Hampshire 03301, at 10:00 a.m. on Thursday, March 15, 2007.

At the Meeting, shareholders approved an Agreement and Plan of Reorganization between the Acquired Fund and the Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of its series, LVIP Delaware Growth and Income Fund (the “LVIP Fund”), whereby the LVIP Fund would acquire all of the assets of the Acquired Fund in exchange for shares of the LVIP Fund to be distributed pro rata by the Acquired Fund to its shareholders in complete liquidation and termination of the Acquired Fund (the “Reorganization”). As a result, effective on or about April 27, 2007, each shareholder of the Acquired Fund became the owner of LVIP Fund shares having a total net asset value equal to the total net asset value of its holdings in the Acquired Fund.

At its meeting on November 13, 2006, the Board of Trustees of the Trust, on behalf of the LVIP Fund, unanimously voted to approve the Reorganization.

The Agreement and Plan of Reorganization for this reorganization is hereby incorporated by reference from the definitive Prospectus/Proxy Statement filed with the SEC on January 29, 2007.

Form N-8f, an Application for Deregistration of Investment Companies, was filed with the SEC on behalf of the Fund on July 26, 2007.

        535390

NSAR Series 8

Surviving Fund: LVIP Delaware Managed Fund

SUB-ITEM 77M(IV): MERGERS

A special meeting (the “Meeting”) of the shareholders of Jefferson Pilot Variable Fund, Inc. (the “Fund”), on behalf of its portfolio, JPVF Balanced Portfolio (the “Acquired Fund”) was held at One Concord Place, Concord, New Hampshire 03301, at 10:00 a.m. on Thursday, March 15, 2007.

At the Meeting, shareholders approved an Agreement and Plan of Reorganization between the Acquired Fund and the Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of its series, LVIP Delaware Managed Fund (the “LVIP Fund”), whereby the LVIP Fund would acquire all of the assets of the Acquired Fund in exchange for shares of the LVIP Fund to be distributed pro rata by the Acquired Fund to its shareholders in complete liquidation and termination of the Acquired Fund (the “Reorganization”). As a result, effective on or about April 27, 2007, each shareholder of the Acquired Fund became the owner of LVIP Fund shares having a total net asset value equal to the total net asset value of its holdings in the Acquired Fund.

At its meeting on November 13, 2006, the Board of Trustees of the Trust, on behalf of the LVIP Fund, unanimously voted to approve the Reorganization.

The Agreement and Plan of Reorganization for this reorganization is hereby incorporated by reference from the definitive Prospectus/Proxy Statement filed with the SEC on January 29, 2007.

Form N-8f, an Application for Deregistration of Investment Companies, was filed with the SEC on behalf of the Fund on July 26, 2007.

        535390

NSAR Series 9

Surviving Fund: LVIP Money Market Fund

SUB-ITEM 77M(V): MERGERS

A special meeting (the “Meeting”) of the shareholders of Jefferson Pilot Variable Fund, Inc. (the “Fund”), on behalf of its portfolio, JPVF Money Market Portfolio (the “Acquired Fund”) was held at One Concord Place, Concord, New Hampshire 03301, at 10:00 a.m. on Thursday, March 15, 2007.

At the Meeting, shareholders approved an Agreement and Plan of Reorganization between the Acquired Fund and the Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of its series, LVIP Money Market Fund (the “LVIP Fund”), whereby the LVIP Fund would acquire all of the assets of the Acquired Fund in exchange for shares of the LVIP Fund to be distributed pro rata by the Acquired Fund to its shareholders in complete liquidation and termination of the Acquired Fund (the “Reorganization”). As a result, effective on or about April 27, 2007, each shareholder of the Acquired Fund became the owner of LVIP Fund shares having a total net asset value equal to the total net asset value of its holdings in the Acquired Fund.

At its meeting on November 13, 2006, the Board of Trustees of the Trust, on behalf of the LVIP Fund, unanimously voted to approve the Reorganization.

The Agreement and Plan of Reorganization for this reorganization is hereby incorporated by reference from the definitive Prospectus/Proxy Statement filed with the SEC on January 29, 2007.

Form N-8f, an Application for Deregistration of Investment Companies, was filed with the SEC on behalf of the Fund on July 26, 2007.

        535390

NSAR Series 12

Acquired Fund: Lincoln VIP Core Fund

SUB-ITEM 77M(VI): MERGERS

Pursuant to the Securities Act of 1933, as amended, and the General Rules and Regulations thereunder, a Registration Statement on Form N-14, SEC File No. 333-139398, was filed on December 15, 2006. This filing relates to an Agreement and Plan of Reorganization whereby LVIP S&P 500 Index Fund (“Surviving Fund”), a series of Lincoln Variable Insurance Products Trust (the “Lincoln Trust”), acquired all of the assets of Lincoln VIP Core Fund (the “Acquired Fund”), a series of the Lincoln Trust. Shares of the Surviving Fund were distributed on a pro rata basis to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund. As a result, effective after the close of business on April 27, 2007, each shareholder of the Acquired Fund became the owner of Surviving Fund shares having a total net asset value equal to the total net asset value of its holdings in the Acquired Fund.

The Agreement and Plan of Reorganization providing for the transfer of the assets of the Acquired Fund to the Surviving Fund was approved by the Board of Trustees of the Lincoln Trust, on behalf of the Acquired Fund, at its Regular Meeting held on November 13, 2006, and was also approved by shareholders of the Acquired Fund at a Special Meeting held on April 5, 2007. The Agreement and Plan of Reorganization for this merger is hereby incorporated by reference from the definitive Prospectus/Proxy Statement filed with the SEC on January 26, 2007.

        535390

NSAR Series 13

Acquired Fund: Lincoln VIP Growth Fund

SUB-ITEM 77M(VII): MERGERS

Pursuant to the Securities Act of 1933, as amended, and the General Rules and Regulations thereunder, a Registration Statement on Form N-14, SEC File No. 333-139397, was filed on December 15, 2006. This filing relates to an Agreement and Plan of Reorganization whereby LVIP Janus Capital Appreciation Fund (“Surviving Fund”), a series of Lincoln Variable Insurance Products Trust (the “Lincoln Trust”), acquired all of the assets of Lincoln VIP Growth Fund (“Acquired Fund”), a series of the Lincoln Trust. Shares of the Surviving Fund were distributed on a pro rata basis to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund. As a result, effective after the close of business on April 27, 2007, each shareholder of the Acquired Fund became the owner of Surviving Fund shares having a total net asset value equal to the total net asset value of its holdings in the Acquired Fund.

The Agreement and Plan of Reorganization providing for the transfer of the assets of the Acquired Fund to the Surviving Fund was approved by the Board of Trustees of the Lincoln Trust, on behalf of the Acquired Fund, at its Regular Meeting held on November 13, 2006, and was also approved by shareholders of the Acquired Fund at a Special Meeting held on April 5, 2007. The Agreement and Plan of Reorganization for this merger is hereby incorporated by reference from the definitive Prospectus/Proxy Statement filed with the SEC on January 26, 2007.

        535390

NSAR Series 14

Acquired Fund: LVIP Growth Opportunities Fund

SUB-ITEM 77M(VIII): MERGERS

Pursuant to the Securities Act of 1933, as amended, and the General Rules and Regulations thereunder, a Registration Statement on Form N-14, SEC File No. 333-140653, was filed on February 13, 2007. This filing relates to an Agreement and Plan of Reorganization whereby LVIP Baron Growth Opportunities Fund (“Surviving Fund”), a series of Lincoln Variable Insurance Products Trust (the “Lincoln Trust”), acquired all of the assets of LVIP Growth Opportunities Fund (the “Acquired Fund”), a series of the Lincoln Trust. Shares of the Surviving Fund were distributed on a pro rata basis to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund. As a result, effective June 11, 2007, each shareholder of the Acquired Fund became the owner of Surviving Fund shares having a total net asset value equal to the total net asset value of its holdings in the Acquired Fund.

The Agreement and Plan of Reorganization providing for the transfer of the assets of the Acquired Fund to the Surviving Fund was approved by the Board of Trustees of the Lincoln Trust, on behalf of the Acquired Fund, at its Regular Meeting held on November 13, 2006, and was also approved by shareholders of the Acquired Fund at a Special Meeting held May 24, 2007. The Agreement and Plan of Reorganization for this merger is hereby incorporated by reference from the definitive Prospectus/Proxy Statement filed with the SEC on March 30, 2007.

        535390

NSAR Series 19

Surviving Fund: LVIP Capital Growth Fund

SUB-ITEM 77M(IX): MERGERS

A special meeting (the “Meeting”) of the shareholders of Jefferson Pilot Variable Fund, Inc. (the “Fund”), on behalf of its portfolio, JPVF Capital Growth Portfolio (the “Acquired Fund”) was held at One Granite Place, Concord, New Hampshire 03301,  at 10:00 a.m. on March 15, 2007.

At the Meeting, shareholders approved an Agreement and Plan of Reorganization between the Acquired Fund and the Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of its series, LVIP Capital Growth Fund (the “LVIP Fund”), whereby the LVIP Fund would acquire all of the assets of the Acquired Fund in exchange for shares of the LVIP Fund to be distributed pro rata by the Acquired Fund to its shareholders in complete liquidation and termination of the Acquired Fund (the “Reorganization”). As a result, effective on or about April 27, 2007, each shareholder of the Acquired Fund became the owner of LVIP Fund shares having a total net asset value equal to the total net asset value of its holdings in the Acquired Fund.

At its meeting on November 13, 2006, the Board of Trustees of the Trust, on behalf of the LVIP Fund, unanimously voted to approve the Reorganization.

The Agreement and Plan of Reorganization for this reorganization is hereby incorporated by reference from the definitive Proxy Statement filed with the SEC on January 30, 2007.

Form N-8f, an Application for Deregistration of Investment Companies, was filed with the SEC on behalf of the Fund on July 26, 2007.

        535390

NSAR Series 20

Surviving Fund: LVIP Marsico International Growth Fund

SUB-ITEM 77M(X): MERGERS

A special meeting (the “Meeting”) of the shareholders of Jefferson Pilot Variable Fund, Inc. (the “Fund”), on behalf of its portfolio, JPVF International Equity Portfolio (the “Acquired Fund”) was held at One Granite Place, Concord, New Hampshire 03301,  at 10:00 a.m. on March 15, 2007.

At the Meeting, shareholders approved an Agreement and Plan of Reorganization between the Acquired Fund and the Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of its series, LVIP Marsico International Growth Fund (the “LVIP Fund”), whereby the LVIP Fund would acquire all of the assets of the Acquired Fund in exchange for shares of the LVIP Fund to be distributed pro rata by the Acquired Fund to its shareholders in complete liquidation and termination of the Acquired Fund (the “Reorganization”). As a result, effective on or about April 27, 2007, each shareholder of the Acquired Fund became the owner of LVIP Fund shares having a total net asset value equal to the total net asset value of its holdings in the Acquired Fund.

At its meeting on November 13, 2006, the Board of Trustees of the Trust, on behalf of the LVIP Fund, unanimously voted to approve the Reorganization.

The Agreement and Plan of Reorganization for this reorganization is hereby incorporated by reference from the definitive Proxy Statement filed with the SEC on January 30, 2007.

Form N-8f, an Application for Deregistration of Investment Companies, was filed with the SEC on behalf of the Fund on July 26, 2007.

        535390

NSAR Series 21

Surviving Fund: LVIP Mid-Cap Growth Fund

SUB-ITEM 77M(XI): MERGERS

A special meeting (the “Meeting”) of the shareholders of Jefferson Pilot Variable Fund, Inc. (the “Fund”), on behalf of its portfolio, JPVF Mid-Cap Growth Portfolio (the “Acquired Fund”) was held at One Granite Place, Concord, New Hampshire 03301,  at 10:00 a.m. on March 15, 2007.

At the Meeting, shareholders approved an Agreement and Plan of Reorganization between the Acquired Fund and the Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of its series, LVIP Mid-Cap Growth Fund (the “LVIP Fund”), whereby the LVIP Fund would acquire all of the assets of the Acquired Fund in exchange for shares of the LVIP Fund to be distributed pro rata by the Acquired Fund to its shareholders in complete liquidation and termination of the Acquired Fund (the “Reorganization”). As a result, effective on or about April 27, 2007, each shareholder of the Acquired Fund became the owner of LVIP Fund shares having a total net asset value equal to the total net asset value of its holdings in the Acquired Fund.

At its meeting on November 13, 2006, the Board of Trustees of the Trust, on behalf of the LVIP Fund, unanimously voted to approve the Reorganization.

The Agreement and Plan of Reorganization for this reorganization is hereby incorporated by reference from the definitive Proxy Statement filed with the SEC on January 30, 2007.

Form N-8f, an Application for Deregistration of Investment Companies, was filed with the SEC on behalf of the Fund on July 26, 2007.

        535390

NSAR Series 22

Surviving Fund: LVIP Mid-Cap Value Fund

SUB-ITEM 77M(XII): MERGERS

A special meeting (the “Meeting”) of the shareholders of Jefferson Pilot Variable Fund, Inc. (the “Fund”), on behalf of its portfolio, JPVF Mid-Cap Value Portfolio (the “Acquired Fund”) was held at One Granite Place, Concord, New Hampshire 03301,  at 10:00 a.m. on March 15, 2007.

At the Meeting, shareholders approved an Agreement and Plan of Reorganization between the Acquired Fund and the Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of its series, LVIP Mid-Cap Value Fund (the “LVIP Fund”), whereby the LVIP Fund would acquire all of the assets of the Acquired Fund in exchange for shares of the LVIP Fund to be distributed pro rata by the Acquired Fund to its shareholders in complete liquidation and termination of the Acquired Fund (the “Reorganization”). As a result, effective on or about April 27, 2007, each shareholder of the Acquired Fund became the owner of LVIP Fund shares having a total net asset value equal to the total net asset value of its holdings in the Acquired Fund.

At its meeting on November 13, 2006, the Board of Trustees of the Trust, on behalf of the LVIP Fund, unanimously voted to approve the Reorganization.

The Agreement and Plan of Reorganization for this reorganization is hereby incorporated by reference from the definitive Proxy Statement filed with the SEC on January 30, 2007.

Form N-8f, an Application for Deregistration of Investment Companies, was filed with the SEC on behalf of the Fund on July 26, 2007.
 NSAR Series 23

Surviving Fund: LVIP S&P 500 Index Fund
To be Filed with: LVIP N-SAR

SUB-ITEM 77M(XIII): MERGERS

A special meeting (the “JP Meeting”) of the shareholders of Jefferson Pilot Variable Products Fund (“the JP Fund”), on behalf of its portfolio, JPVF S&P 500 Index Portfolio (the “JP Fund”) was held at One Granite Place, Concord, New Hampshire 03301 at 10:00 a.m. on Thursday, March 15, 2007.  At the JP Meeting, shareholders approved an Agreement and Plan of Reorganization between the JP Fund and the Lincoln Trust, on behalf of its series, LVIP S&P 500 Index  Fund (the “LVIP Fund”), whereby the LVIP Fund would acquire all of the assets of the JP Fund in exchange for shares of the LVIP Fund to be distributed pro rata by the JP Fund to its shareholders in complete liquidation and termination of the JP Fund (the “JP Fund Reorganization”). As a result, effective on or about April 27, 2007, each shareholder of the JP Fund became the owner of LVIP Fund shares having a total net asset value equal to the total net asset value of its holdings in the JP Fund.

A special meeting (the “Trust Meeting”) of the shareholders of Lincoln Variable Insurance Products Trust (the “Lincoln Trust”), on behalf of its portfolio, Lincoln VIP Core Fund (the “Lincoln Fund”) was held at 1300 South Clinton Street, Fort Wayne, Indiana 46802, at 9:00 a.m. on Thursday, April 5, 2007. At the Trust Meeting, shareholders approved an Agreement and Plan of Reorganization between the Lincoln Fund and the Lincoln Trust, on behalf of its series, LVIP S&P 500 Index  Fund (the “LVIP Fund”), whereby the LVIP Fund would acquire all of the assets of the Lincoln Fund in exchange for shares of the LVIP Fund to be distributed pro rata by the Lincoln Fund to its shareholders in complete liquidation and termination of the Lincoln Fund (the “Lincoln Fund Reorganization”). As a result, effective on or about April 27, 2007, each shareholder of the Lincoln Fund became the owner of LVIP Fund shares having a total net asset value equal to the total net asset value of its holdings in the Lincoln Fund.

At its meeting on November 13, 2006, the Board of Trustees of the Trust, on behalf of the LVIP Fund, unanimously voted to approve each of these reorganizations.

The Agreement and Plan of Reorganization for each of these reorganizations is hereby incorporated by reference from the definitive Prospectus/Proxy Statement filed with the SEC on January 26, 2007.

Form N-8f, an Application for Deregistration of Investment Companies, was filed with the SEC on behalf of the JP Fund on July 26, 2007.

        535390

NSAR Series 24

Surviving Fund: LVIP Small-Cap Index Fund

SUB-ITEM 77M(XIV): MERGERS

A special meeting (the “Meeting”) of the shareholders of Jefferson Pilot Variable Fund, Inc. (the “Fund”), on behalf of its portfolio, JPVF Small Company Portfolio (the “Acquired Fund”) was held at One Granite Place, Concord, New Hampshire 03301,  at 10:00 a.m. on March 15, 2007.

At the Meeting, shareholders approved an Agreement and Plan of Reorganization between the Acquired Fund and the Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of its series, LVIP Small-Cap Index Fund (the “LVIP Fund”), whereby the LVIP Fund would acquire all of the assets of the Acquired Fund in exchange for shares of the LVIP Fund to be distributed pro rata by the Acquired Fund to its shareholders in complete liquidation and termination of the Acquired Fund (the “Reorganization”). As a result, effective on or about April 27, 2007, each shareholder of the Acquired Fund became the owner of LVIP Fund shares having a total net asset value equal to the total net asset value of its holdings in the Acquired Fund.

At its meeting on November 13, 2006, the Board of Trustees of the Trust, on behalf of the LVIP Fund, unanimously voted to approve the Reorganization.

The Agreement and Plan of Reorganization for this reorganization is hereby incorporated by reference from the definitive Proxy Statement filed with the SEC on January 30, 2007.

Form N-8f, an Application for Deregistration of Investment Companies, was filed with the SEC on behalf of the Fund on July 26, 2007.

        535390

NSAR Series 25

Surviving Fund: LVIP Value Opportunities Fund

SUB-ITEM 77M(XV): MERGERS

A special meeting (the “Meeting”) of the shareholders of Jefferson Pilot Variable Fund, Inc. (the “Fund”), on behalf of its portfolio, JPVF Small Cap Value Portfolio (the “Acquired Fund”) was held at One Granite Place, Concord, New Hampshire 03301,  at 10:00 a.m. on March 15, 2007.

At the Meeting, shareholders approved an Agreement and Plan of Reorganization between the Acquired Fund and the Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of its series, LVIP Value Opportunities Fund (the “LVIP Fund”), whereby the LVIP Fund would acquire all of the assets of the Acquired Fund in exchange for shares of the LVIP Fund to be distributed pro rata by the Acquired Fund to its shareholders in complete liquidation and termination of the Acquired Fund (the “Reorganization”). As a result, effective on or about April 27, 2007, each shareholder of the Acquired Fund became the owner of LVIP Fund shares having a total net asset value equal to the total net asset value of its holdings in the Acquired Fund.

At its meeting on November 13, 2006, the Board of Trustees of the Trust, on behalf of the LVIP Fund, unanimously voted to approve the Reorganization.

The Agreement and Plan of Reorganization for this reorganization is hereby incorporated by reference from the definitive Proxy Statement filed with the SEC on January 30, 2007.

Form N-8f, an Application for Deregistration of Investment Companies, was filed with the SEC on behalf of the Fund on July 26, 2007.

        535390

NSAR Series 26

Surviving Fund: LVIP T. Rowe Price Growth Stock Fund

SUB-ITEM 77M(XVI): MERGERS

A special meeting (the “Meeting”) of the shareholders of Jefferson Pilot Variable Fund, Inc. (the “Fund”), on behalf of its portfolio, JPVF Strategic Growth Portfolio (the “Acquired Fund”) was held at One Granite Place, Concord, New Hampshire 03301,  at 10:00 a.m. on March 15, 2007.

At the Meeting, shareholders approved an Agreement and Plan of Reorganization between the Acquired Fund and the Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of its series, LVIP T. Rowe Price Growth Stock Fund (the “LVIP Fund”), whereby the LVIP Fund would acquire all of the assets of the Acquired Fund in exchange for shares of the LVIP Fund to be distributed pro rata by the Acquired Fund to its shareholders in complete liquidation and termination of the Acquired Fund (the “Reorganization”). As a result, effective on or about April 27, 2007, each shareholder of the Acquired Fund became the owner of LVIP Fund shares having a total net asset value equal to the total net asset value of its holdings in the Acquired Fund.

At its meeting on November 13, 2006, the Board of Trustees of the Trust, on behalf of the LVIP Fund, unanimously voted to approve the Reorganization.

The Agreement and Plan of Reorganization for this reorganization is hereby incorporated by reference from the definitive Proxy Statement filed with the SEC on January 30, 2007.

Form N-8f, an Application for Deregistration of Investment Companies, was filed with the SEC on behalf of the Fund on July 26, 2007.

        535390

NSAR Series 27

Surviving Fund: LVIP MFS Value Fund

SUB-ITEM 77M(XVII): MERGERS

A special meeting (the “Meeting”) of the shareholders of Jefferson Pilot Variable Fund, Inc. (the “Fund”), on behalf of its portfolio, JPVF Value Portfolio (the “Acquired Fund”) was held at One Granite Place, Concord, New Hampshire 03301,  at 10:00 a.m. on March 15, 2007.

At the Meeting, shareholders approved an Agreement and Plan of Reorganization between the Acquired Fund and the Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of its series, LVIP MFS Value Fund (the “LVIP Fund”), whereby the LVIP Fund would acquire all of the assets of the Acquired Fund in exchange for shares of the LVIP Fund to be distributed pro rata by the Acquired Fund to its shareholders in complete liquidation and termination of the Acquired Fund (the “Reorganization”). As a result, effective on or about April 27, 2007, each shareholder of the Acquired Fund became the owner of LVIP Fund shares having a total net asset value equal to the total net asset value of its holdings in the Acquired Fund.

At its meeting on November 13, 2006, the Board of Trustees of the Trust, on behalf of the LVIP Fund, unanimously voted to approve the Reorganization.

The Agreement and Plan of Reorganization for this reorganization is hereby incorporated by reference from the definitive Proxy Statement filed with the SEC on January 30, 2007.

Form N-8f, an Application for Deregistration of Investment Companies, was filed with the SEC on behalf of the Fund on July 26, 2007.

        535390

NSAR Series 28

Surviving Fund: LVIP Templeton Growth Fund

SUB-ITEM 77M(XVIII): MERGERS

A special meeting (the “Meeting”) of the shareholders of Jefferson Pilot Variable Fund, Inc. (the “Fund”), on behalf of its portfolio, JPVF World Growth Stock Portfolio (the “Acquired Fund”) was held at One Granite Place, Concord, New Hampshire 03301,  at 10:00 a.m. on March 15, 2007.

At the Meeting, shareholders approved an Agreement and Plan of Reorganization between the Acquired Fund and the Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of its series, LVIP Templeton Growth Fund (the “LVIP Fund”), whereby the LVIP Fund would acquire all of the assets of the Acquired Fund in exchange for shares of the LVIP Fund to be distributed pro rata by the Acquired Fund to its shareholders in complete liquidation and termination of the Acquired Fund (the “Reorganization”). As a result, effective on or about April 27, 2007, each shareholder of the Acquired Fund became the owner of LVIP Fund shares having a total net asset value equal to the total net asset value of its holdings in the Acquired Fund.

At its meeting on November 13, 2006, the Board of Trustees of the Trust, on behalf of the LVIP Fund, unanimously voted to approve the Reorganization.

The Agreement and Plan of Reorganization for this reorganization is hereby incorporated by reference from the definitive Proxy Statement filed with the SEC on January 30, 2007.

Form N-8f, an Application for Deregistration of Investment Companies, was filed with the SEC on behalf of the Fund on July 26, 2007.

        535390

NSAR Series 34

Surviving Fund: LVIP Baron Growth Opportunities Fund
To be Filed with: LVIP N-SAR

SUB-ITEM 77M(XIX): MERGERS

A special meeting (the “Baron Meeting”) of the shareholders of Baron Capital Funds Trust, on behalf of its series, The Capital Asset Fund (the “Baron Fund”), was held at 767 Fifth Avenue, New York, New York 10153, at 9:00 a.m. on Wednesday, May 23, 2007. At the Baron Meeting, shareholders approved an Agreement and Plan of Reorganization between the Baron Fund and the Lincoln Trust, on behalf of its series, LVIP Baron Growth Opportunities Fund (the “LVIP Fund”), whereby the LVIP Fund would acquire all of the assets of the Baron Fund in exchange for shares of the LVIP Fund to be distributed pro rata by the Baron Fund to its shareholders in complete liquidation and termination of the Baron Fund (the “Lincoln Fund Reorganization”). As a result, effective on or about June 5, 2007, each shareholder of the Baron Fund became the owner of LVIP Fund shares having a total net asset value equal to the total net asset value of its holdings in the Baron Fund.

A special meeting (the “Trust Meeting”) of the shareholders of Lincoln Variable Insurance Products Trust (the “Lincoln Trust”), on behalf of its series, Lincoln VIP Growth Opportunities Fund (the “Lincoln Fund”), was held at 1300 South Clinton Street, Fort Wayne, Indiana 46802, at 9:00 a.m. on Thursday, May 24, 2007. At the Trust Meeting, shareholders approved an Agreement and Plan of Reorganization between the Lincoln Fund and the Lincoln Trust, on behalf of its series, LVIP Baron Growth Opportunities Fund (the “LVIP Fund”), whereby the LVIP Fund would acquire all of the assets of the Lincoln Fund in exchange for shares of the LVIP Fund to be distributed pro rata by the Lincoln Fund to its shareholders in complete liquidation and termination of the Lincoln Fund (the “Baron Fund Reorganization”). As a result, effective on or about June 11, 2007, each shareholder of the Lincoln Fund became the owner of LVIP Fund shares having a total net asset value equal to the total net asset value of its holdings in the Lincoln Fund.

At its meeting on May 15, 2006, the Board of Trustees of the Lincoln Trust, on behalf of the LVIP Fund, unanimously voted to approve the Baron Fund Reorganization. At its meeting on November 13, 2006, the Board of Trustees of the Lincoln Trust, on behalf of the LVIP Fund, unanimously voted to approve the Lincoln Fund Reorganization.

The Agreement and Plan of Reorganization for each of these reorganizations is hereby incorporated by reference from the definitive Prospectus/Proxy Statement filed with the SEC on March 30, 2007.

        535390